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EXHIBIT (a)(1)(B)

        LETTER OF TRANSMITTAL

To Tender Shares of Common Stock of FX Energy, Inc.
Pursuant to the Offer to Purchase Dated October 27, 2015
By Kiwi Acquisition Corp., a wholly-owned subsidiary of ORLEN Upstream Sp. z o.o.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:01 A.M., EASTERN TIME, ON WEDNESDAY, NOVEMBER 25, 2015, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

Computershare Trust Company, N.A.

Method of delivery of the Shares (as defined below) is at the option and risk of the owner thereof. See Instruction 2.

Mail or deliver this Letter of Transmittal, together with the certificate(s) representing your Shares, to:

By First Class, Registered or Certified Mail:	By Express or Overnight Delivery:
Computershare Trust Company, N.A.	Computershare Trust Company, N.A.
c/o Voluntary Corporate Actions	c/o Voluntary Corporate Actions
PO Box 43011	250 Royall Street, Suite V
Providence, RI 02940-3011	Canton, MA 02021

*By Facsimile Transmission (for eligible institutions only):
Computershare Trust Company, N.A.
Facsimile: (617) 360-6810
Confirm By Telephone: (781) 575-2332

        ALL QUESTIONS REGARDING THE OFFER SHOULD BE DIRECTED TO THE INFORMATION AGENT OR TO THE DEALER MANAGER AT THEIR RESPECTIVE ADDRESSES AND TELEPHONE NUMBERS AS SET FORTH ON THE BACK COVER PAGE OF THE OFFER TO PURCHASE.

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

        YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW WITH SIGNATURE GUARANTEED IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 OR THE APPROPRIATE IRS FORM W-8, AS APPLICABLE.

        THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED

Shares Tendered (Attach additional signed list, if necessary)

Name(s) and Address(es) of Registered Holder(s) (Please Fill in, if Blank, Exactly as Name(s) Appear(s) on Share Certificate(s))	Certificate Number(s)	Total Number of Shares Represented by Certificate(s)	Book Entry Shares Tendered	Number of Shares Tendered*

*	Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

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        This letter of transmittal (as amended or supplemented from time to time, this "Letter of Transmittal") is to be completed by stockholders of FX Energy, Inc., a Nevada corporation (the "Company"), if certificates ("Certificates") representing shares of common stock, par value $0.001 per share (the "Company Common Shares" or the "Shares") of the Company are to be forwarded with this Letter of Transmittal. If delivery of Shares is to be made by book-entry transfer to an account maintained by Computershare Trust Company, N.A. (the "Depositary") at The Depository Trust Company (the "DTC") pursuant to the procedures set forth under Section 3—"Procedures for Accepting the Offer and Tendering Shares" of the offer to purchase, dated October 27, 2015 (as it may be amended or supplemented from time to time, the "Offer to Purchase"), holders of Shares may use an Agent's Message (as defined in Section 2—"Acceptance for Payment and Payment for Shares" of the Offer to Purchase) or this Letter of Transmittal. DELIVERY OF DOCUMENTS TO THE DTC IN ACCORDANCE WITH THE DTC'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

        Holders of Shares whose Certificates representing Shares are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary on or prior to the Expiration Time (as defined below) or who cannot complete the procedure for book-entry transfer prior to the Expiration Time must tender their Shares according to the guaranteed delivery procedures set forth under Section 3—"Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. See Instruction 2 below.

        If any Certificate you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated, you should contact Fidelity Transfer Company, the Company's Transfer Agent, at (801) 562-1300, regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the Certificate may be subsequently re-circulated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. The Depositary may charge holders an administrative fee for processing payment with respect to Shares represented by lost certificates.

        NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

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Ladies and Gentlemen:

        The undersigned hereby tenders to Kiwi Acquisition Corp., a Nevada corporation ("Merger Sub") and a wholly-owned subsidiary of ORLEN Upstream Sp. z o.o., a Polish private limited company ("Parent") and an indirectly wholly-owned subsidiary of Polski Koncern Naftowy Orlen S.A. ("PKN ORLEN"), the above-described shares of common stock, par value $0.001 per share (the "Company Common Shares" or the "Shares"), of FX Energy, Inc., a Nevada corporation (the "Company"), pursuant to Merger Sub's offer to purchase all of the issued and outstanding Shares at $1.15 per Share, net to the holder thereof in cash, without interest and less any amounts as are required to be deducted or withheld therefrom under applicable law, upon the terms and subject to the conditions set forth in the offer to purchase dated October 27, 2015 (as it may be amended or supplemented from time to time, the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this letter of transmittal (as amended or supplemented from time to time, this "Letter of Transmittal," and together with the Offer to Purchase, the "Offer"). The Offer expires at 12:01 a.m., Eastern time, on Wednesday, November 25, 2015, unless extended as described in the Offer to Purchase (such time, as may be extended as described in the Offer to Purchase, the "Expiration Time").

        Subject to, and effective upon, acceptance for payment of the Shares tendered with this Letter of Transmittal, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of any extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Merger Sub all right, title and interest in and to all the Shares that are being tendered by this Letter of Transmittal and all dividends, distributions (including, without limitation, distributions of additional Shares or other securities) and rights declared, paid or distributed in respect of such Shares on or after October 27, 2015 (collectively, "Distributions") and irrevocably appoints Computershare Trust Company, N.A. (the "Depositary") as the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the Shares tendered by this Letter of Transmittal), to (i) deliver certificates representing the Company Common Shares ("Certificates") and any and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by The Depository Trust Company (the "DTC"), together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Merger Sub; (ii) present such Shares and any and all Distributions for transfer on the books of the Company; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any and all Distributions, all in accordance with the terms and subject to the conditions of the Offer.

        The undersigned hereby irrevocably appoints Merger Sub, its officers and designees, and each of them, as agents, attorneys-in-fact and proxies of the undersigned, each with full power of substitution, in the manner set forth herein, to the full extent of the rights of the undersigned with respect to Shares that the undersigned tenders and Merger Sub accepts for payment and with respect to any and all other Distributions. All such powers of attorney and proxies will be considered irrevocable and coupled with an interest in the Shares tendered by this Letter of Transmittal. This appointment will be effective if and when, and only to the extent that Merger Sub accepts the Shares tendered by this Letter of Transmittal for payment in accordance with the terms of the Offer. Upon acceptance for payment, all other powers of attorney and proxies given by the undersigned with respect to the Shares tendered by this Letter of Transmittal and other securities or rights prior to such payment will be revoked, without further action, and no subsequent powers of attorney and proxies may be given by the undersigned (and, if given, will not be deemed effective). Merger Sub or its officers and designees will, with respect to the Shares tendered by this Letter of Transmittal and other securities and rights for which the appointment is effective, be empowered to exercise all of the voting and other rights of the undersigned as they, in their sole discretion, may deem proper at any annual or special meeting of stockholders of the Company, or any adjournment or postponement thereof, or by consent in lieu of any such meeting of stockholders of the Company or otherwise. In order for Shares to be deemed validly tendered by this Letter of Transmittal, immediately upon the acceptance for payment of such Shares, Merger Sub or its officers and designees must be able to exercise full voting rights with respect to such Shares and other securities, including voting at any meeting of stockholders of the Company.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered by this Letter of Transmittal and all Distributions, and that when such Shares are accepted for payment by Merger Sub, Merger Sub will acquire good, marketable and unencumbered title to such Shares and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Merger Sub to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered by this Letter of Transmittal and all

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Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Merger Sub all Distributions in respect of the Shares tendered by this Letter of Transmittal, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Merger Sub shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered by this Letter of Transmittal, or deduct from such purchase price, the amount or value of such Distribution as determined by Merger Sub in its sole discretion.

        No authority conferred or agreed to be conferred in this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. See Section 4—"Withdrawal Rights" of the Offer to Purchase.

        The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Offer to Purchase under Section 3—"Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned's acceptance of the terms and conditions of the Offer. Merger Sub's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Merger Sub upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Merger Sub may not be required to accept for payment any of the Shares tendered by this Letter of Transmittal.

        Unless otherwise indicated in this Letter of Transmittal in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and return all Certificates not purchased or not tendered in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Certificates not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Certificates not purchased or not tendered in the name(s) of, and mail such check and Certificates to, the person(s) so indicated. Please credit any Shares tendered by this Letter of Transmittal and delivered by book-entry transfer, but which are not purchased, by crediting the account at the DTC. The undersigned recognizes that Merger Sub has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) of such Shares if Merger Sub does not purchase any of the Shares tendered by this Letter of Transmittal.

        LOST CERTIFICATES: PLEASE CALL FIDELITY TRANSFER COMPANY AT (801) 562-1300 TO OBTAIN NECESSARY DOCUMENTS TO REPLACE YOUR LOST CERTIFICATES.

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 TENDER OF SHARES

☐	CHECK HERE IF CERTIFICATES REPRESENTING TENDERED SHARES ARE BEING DELIVERED HEREWITH.
☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE DTC MAY DELIVER SHARES BY BOOK ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY:

Name(s) of Registered Holder(s):

Window Ticket Number (if any) or DTC Participant Number:

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

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 IMPORTANT
STOCKHOLDER: SIGN HERE
(Please also complete the Substitute Form W-9 beginning on page 14 or the appropriate IRS Form W-8, as applicable)

Signature(s) of Holder(s)

Dated:

        Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Certificates and documents transmitted with this Letter of Transmittal. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instructions 1 and 5 below.

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Daytime Area Code and
Telephone Number:

Taxpayer Identification or
Social Security No.:

(See Substitute Form W-9 or the appropriate IRS Form W-8, as applicable)

GUARANTEE OF SIGNATURE(S)
(If Required—See Instructions 1 and 5)

Authorized Signature

Name (Please Print)

Name of Firm

Address (Include Zip Code)

(Area Code) Telephone No.

Dated:

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 SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

        To be completed ONLY if Certificates not tendered or not purchased and/or the check for the purchase price of the Shares purchased are to be issued in the name of someone other than the undersigned.

Issue check and/or Certificates to:

Name(s):

(Please Print)
Address:

(Include Zip Code)
Taxpayer Identification or Social Security No.

(Also complete Substitute Form W-9 below or the appropriate IRS Form W-8, as applicable)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

        To be completed ONLY if Certificates not tendered or not purchased and/or the check for the purchase price of the Shares purchased are to be sent to someone other than the undersigned, or the undersigned at an address other than that shown above.

Mail check and/or Certificates to:

Name(s):

(Please Print)
Address:

(Include Zip Code)
Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security No:

(Also complete Substitute Form W-9 below or the appropriate IRS Form W-8, as applicable)

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 INSTRUCTIONS
Forming Part of the Terms And Conditions of the Offer

        To complete the Letter of Transmittal, you must do the following:

  •
  Fill in the box entitled "Description of Shares Tendered."

  •
  Sign and date the Letter of Transmittal in the box entitled "Stockholder: Sign Here."

  •
  Fill in and sign in the box entitled "Substitute Form W-9" (in the case of a stockholder that is a U.S. person) or provide the appropriate IRS Form W-8 (in the case of a stockholder that is not a U.S. person).

        In completing the Letter of Transmittal, you may (but are not required to) also do the following:

  •
  If you want the payment for any Shares purchased issued in the name of another person, complete the box entitled "Special Payment Instructions."

  •
  If you want any Certificate for Shares not tendered or Shares not purchased issued in the name of another person, complete the box entitled "Special Payment Instructions."

  •
  If you want any payment for Shares or Certificates not tendered or purchased delivered to an address other than that appearing under your signature, complete the box entitled "Special Delivery Instructions."

        If you complete the box entitled "Special Payment Instructions" or "Special Delivery Instructions," you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the Letter of Transmittal is signed by an Eligible Institution.

        1.    Guarantee of Signatures.    All signatures on this Letter of Transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or any other "eligible guarantor institution," as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution" and collectively, "Eligible Institutions"), unless (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the DTC whose name appears on a security position listing as the owner of the Shares) of the Shares tendered by this Letter of Transmittal and such holder(s) has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal or (b) the Shares tendered by this Letter of Transmittal are tendered for the account of an Eligible Institution. If a Certificate is registered in the name of a person other than the person signing this Letter of Transmittal, or if payment is to be made to, or a Certificate for unpurchased Shares is to be issued or returned to, a person other than the registered holder(s), then such tendered Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate, with the signatures on such Certificate or stock powers guaranteed by an Eligible Institution as described above. See Instruction 5.

        2.    Delivery of Letter of Transmittal and Certificates.    This Letter of Transmittal is to be used if Certificates are to be forwarded with this Letter of Transmittal. If delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the DTC pursuant to the procedures set forth under Section 3—"Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase, stockholders may use an Agent's Message (as defined below) or this Letter of Transmittal. Certificates representing all tendered Shares, or timely confirmation of a book-entry transfer of such Shares ("Book-Entry Confirmation") into the Depositary's account at the DTC, together with a properly completed and duly executed Letter of Transmittal (or facsimile of the Letter of Transmittal, which is permitted solely in the case of book-entry transfer), or an Agent's Message in the case of book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth in this Letter of Transmittal prior to the Expiration Time. If

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Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

        Holders of Shares whose Certificates are not immediately available, who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Time or who cannot complete the procedure for delivery by book-entry transfer prior to the Expiration Time, may tender their Shares pursuant to the guaranteed delivery procedure described under Section 3—"Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) the Depositary must receive a properly completed and signed Notice of Guaranteed Delivery at or before the Expiration Time, substantially in the form made available by Merger Sub; and (c) the Depositary must receive Certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer together with a properly completed and duly executed Letter of Transmittal, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal within three Nasdaq Global Select Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as described under Section 3—"Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase.

        Delivery of the Notice of Guaranteed Delivery may be made by mail or facsimile transmission to the Depositary. The Notice of Guaranteed Delivery must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery.

        The term "Agent's Message" means a message transmitted by the DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which message states that the DTC has received an express acknowledgment from the participant in the DTC tendering the Shares that are the subject of the Book-Entry Confirmation that the participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Merger Sub may enforce that agreement against the participant.

        THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE DTC, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE CONSIDERED TO BE MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND PROPERLY INSURED, IS ENCOURAGED AND STRONGLY RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY PRIOR TO THE EXPIRATION TIME.

        No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of the Letter of Transmittal (or facsimile of the Letter of Transmittal, which is permitted solely in the case of book-entry transfer), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

        All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Merger Sub, in its sole discretion. Merger Sub reserves the absolute right, subject to the terms of the Merger Agreement (as defined in the Introduction to the Offer to Purchase) and applicable law, to reject any or all tenders determined by Merger Sub not to be in proper form or the acceptance of or payment for which may, in the opinion of Merger Sub's counsel, be unlawful. Merger Sub also reserves the absolute right to waive any of the conditions of the Offer, except the Minimum Condition and the Termination Condition (as defined in the Introduction to the Offer to Purchase) (which waiver requires the Company's prior written consent) or any defect or irregularity in any tender of Shares of any particular stockholder of the Company, whether or not similar defects or irregularities are waived in the case of other stockholders of the Company. All questions as to the interpretation of the terms and conditions of the Offer will be determined by Merger Sub, in its sole discretion. No tender of Shares will be deemed to

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have been validly made until all defects and irregularities with respect to the tender have been cured or waived by Merger Sub. None of Parent, Merger Sub or any of their respective affiliates or assigns, the Depositary, the Dealer Manager, the Information Agent or any other person or entity will be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

        3.    Inadequate Space.    If the space provided in this Letter of Transmittal under "Description of Shares Tendered" is inadequate, the certificate numbers, the number of Shares represented by such Certificates and the number of Shares tendered should be listed on a separate schedule and attached to this Letter of Transmittal.

        4.    Partial Tenders.    If fewer than all the Shares represented by any Certificate or book-entry position delivered to the Depositary with this Letter of Transmittal are to be tendered by this Letter of Transmittal, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, a new certificate representing the remainder of the Shares that were represented by the Certificates delivered to the Depositary with this Letter of Transmittal will be sent to each person signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" in this Letter of Transmittal, as promptly as practicable after the expiration, termination or withdrawal of the Offer. All Shares represented by Certificate(s) or book-entry delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Transmittal, Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered by this Letter of Transmittal, the signature(s) must correspond with the name(s) as written on the face of the Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

        If any Share tendered by this Letter of Transmittal is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

        If any of the Shares tendered by this Letter of Transmittal are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

        If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered by this Letter of Transmittal, no endorsements of Certificates or separate stock powers are required, unless payment is to be made to, or Certificates for unpurchased Shares are to be issued in the name of, a person other than the registered holder(s), in which case, the Certificate(s) representing the Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered by this Letter of Transmittal, the Certificate(s) representing the Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Merger Sub of such person's authority to so act must be submitted.

        6.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, Merger Sub will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Certificate(s) representing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on

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the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Merger Sub of the payment of such taxes, or exemption therefrom, is submitted.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificates representing the Shares tendered by this Letter of Transmittal.

        7.    Special Payment and Delivery Instructions.    If a check for the purchase price of any Shares tendered by this Letter of Transmittal is to be issued, or Certificate(s) representing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" in this Letter of Transmittal, the appropriate boxes in this Letter of Transmittal must be completed.

        8.    Waiver of Conditions.    Subject to the Offer to Purchase, Parent and Merger Sub reserve the absolute right in their sole discretion to waive, at any time and from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered, except that the Minimum Condition and the Termination Condition (as defined in the Introduction to the Offer to Purchase) may not be waived. See Section 15—"Conditions of the Offer" of the Offer to Purchase.

        9.    Lost, Destroyed or Stolen Certificates.    If any Certificate(s) have been lost, destroyed or stolen, the stockholder should promptly notify the Company's transfer agent, Fidelity Transfer Company (the "Transfer Agent"), at (801) 562-1300. THE STOCKHOLDER WILL THEN BE PROVIDED WITH INSTRUCTIONS AS TO THE PROCEDURES FOR REPLACING THE CERTIFICATE(S). THIS LETTER OF TRANSMITTAL AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING LOST, DESTROYED OR STOLEN CERTIFICATES HAVE BEEN FOLLOWED AND COMPLETED. The Depositary may charge holders an administrative fee for processing payment with respect to Shares represented by lost certificates.

        10.    Questions and Requests for Assistance or Additional Copies.    Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies. An applicable IRS Form W-8 will be provided by the Depositary upon request.

        11.    Substitute Form W-9.    To avoid backup withholding, unless an exemption applies and is adequately established, a stockholder of the Company that is a U.S. person (as defined for United States federal income tax purposes) must provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") and certify under penalties of perjury that the TIN is correct and that such stockholder is not subject to backup withholding by completing the Substitute Form W-9 included in the Letter of Transmittal. A tendering stockholder must cross out item (2) in the "Certification" of the Substitute Form W-9 if the stockholder has been notified by the Internal Revenue Service (the "IRS") that such stockholder is subject to backup withholding. If a stockholder of the Company does not provide (a) its correct TIN and fails to provide the certifications described above or (b) an otherwise adequate basis of exemption, the IRS may impose a penalty on such stockholder and any payment made to such stockholder pursuant to the Offer or the Merger may be subject to backup withholding at a rate of 28%. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 28% from any payments of the purchase price to such

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stockholder. A tendering stockholder that is not a U.S. person may qualify as an exempt recipient by submitting to the Depositary a properly completed IRS Form W-8BEN-E, Form W-8ECI or Form W-8IMY, as applicable (which the Depositary will provide upon request) signed under penalties of perjury, attesting to that stockholder's exempt status. Such stockholder should consult a tax advisor to determine which form is appropriate.

        IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF, WHICH IS PERMITTED SOLELY IN THE CASE OF BOOK-ENTRY TRANSFER), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK- ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION TIME, AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION TIME, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

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 IMPORTANT TAX INFORMATION

        A stockholder whose tendered Shares are accepted for payment and who is a U.S. person (as defined for United States federal income tax purposes) is required to provide the Depositary with such stockholder's correct TIN on the Substitute Form W-9 below or otherwise establish to the satisfaction of the Depositary an adequate basis for exemption from backup withholding. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, payments made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 28% and the stockholder may be subject to a penalty imposed by the IRS.

        Certain stockholders (including, among others, corporations and certain foreign individuals and entities) are not subject to these backup withholding requirements. Exempt stockholders should indicate their exempt status on the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Depositary a properly completed IRS Form W-8BEN-E, Form W-8ECI or Form W8IMY, as applicable (instead of a Substitute Form W-9), signed under penalties of perjury, attesting to such stockholder's exempt status. Stockholders are urged to consult their own tax advisors to determine whether they are exempt from or otherwise not subject to backup withholding.

        If backup withholding applies, the Depositary is required to withhold and pay over to the IRS 28% of the purchase price paid to the stockholder or other payee. Backup withholding is not an additional federal income tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder of the Company may be refunded or credited against such stockholder's United States federal income tax liability, if any, provided that the required information is timely furnished to the IRS. If the required information is furnished to the IRS in a timely manner, the federal income tax liability of persons subject to backup withholding may be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

        To prevent backup withholding on any payments that are made to a stockholder that is a U.S. person with respect to Shares purchased pursuant to the Offer, the stockholder is required to provide the Depositary with (i) the stockholder's correct TIN by completing the Substitute Form W-9 below, certifying under penalties of perjury (a) that the TIN provided on the Substitute Form W-9 is correct, (b) that such stockholder is not subject to backup withholding because (A) the stockholder is exempt from backup withholding, (B) the stockholder has not been notified by the IRS that the stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (C) the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding and (c) that such stockholder is a U.S. person (including a United States resident alien), or (ii) if applicable, an adequate basis for exemption.

What Number to Give the Depositary

        The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of the Shares tendered by this Letter of Transmittal. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

        FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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 Substitute Form W-9 Request for Taxpayer Identification Number and Certification

Name as shown on account (if joint, list first and circle name of the person or entity whose number you enter below)

Name:

Address:

City, State, and Zip Code:

Please check the appropriate box indicating your status:

☐ Individual/Sole proprietor    ☐ Corporation    ☐ Partnership    ☐ Limited liability company (enter the classification D=disregarded entity, C=corporation, P=partnership)    ☐ Other    ☐ Exempt from backup withholding

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer's Request for Taxpayer Identification Number (TIN)

TAXPAYER IDENTIFICATION NO. FOR ALL ACCOUNTS

Enter your taxpayer identification number in the appropriate box.

For most individuals this is your social security number. If you do not have a number, see the enclosed Guidelines.

Note:    If the account is in more than one name, see the chart in the enclosed Guidelines on which number to give the payer.

Social Security Number Employer Identification Number

Certification—Under penalties of perjury, I certify that:

(1)    the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding,

(3)    I am a U.S. person (including a U.S. resident alien), and

(4)    The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification Instructions—You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2). The certification requirement does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement account, and payments other than interest and dividends. Also see "Signing the Certification" under "Specific Instructions" in the enclosed Guidelines. The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE	DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

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YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE SPACE FOR THE "TIN" ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under the penalty of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld until I provide a number.

Signature	Date

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        You may direct questions and requests for assistance to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. You may obtain additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials from the Information Agent, and they will be furnished promptly at our expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

480 Washington Boulevard, 26th Floor
Jersey City, NJ 07310

Shareholders, Banks and Brokers
Call Toll Free: (888) 663-7851

The Dealer Manager for the Offer is:

480 Washington Boulevard, 26th Floor
Jersey City, NJ 07310

Shareholders, Banks and Brokers
Call Toll Free: (800) 445-1790

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QuickLinks

  EXHIBIT (a)(1)(B)
TENDER OF SHARES
IMPORTANT STOCKHOLDER: SIGN HERE (Please also complete the Substitute Form W-9 beginning on page 14 or the appropriate IRS Form W-8, as applicable)
GUARANTEE OF SIGNATURE(S) (If Required—See Instructions 1 and 5)
SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)
(Also complete Substitute Form W-9 below or the appropriate IRS Form W-8, as applicable) SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)
INSTRUCTIONS Forming Part of the Terms And Conditions of the Offer
IMPORTANT TAX INFORMATION
Substitute Form W-9 Request for Taxpayer Identification Number and Certification